As Filed With the Securities and Exchange Commission
                         on September 25, 1998


                         Registration No. 333-




                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                                FORM S-8
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933




                       DOLLAR GENERAL CORPORATION
         (Exact name of Registrant as Specified in its Charter)


TENNESSEE(State or Other Jurisdiction of Incorporation or Organization)


             61-0502302(I.R.S.Employer Identification No.)

                       DOLLAR GENERAL CORPORATION
                     104 Woodmont Blvd., Suite 500
                          Nashville, Tennessee
                (Address of Principal Executive Offices)
                                 37205
                               (Zip Code)

          Dollar General Corporation 1998 Stock Incentive Plan
                        (Full title of the plan)

                            Robert C. Layne
                          Corporate Secretary
                     104 Woodmont Blvd., Suite 500
                      Nashville, Tennessee  37205
                (Name and address of agent for service)


                             (615) 783-2000
     (Telephone number, including area code, of agent for service)

                                Copy to:

                         Howard H. Lamar, Esq.
                         Bass, Berry & Sims PLC
                       2700 First American Center
                       Nashville, Tennessee 37238

                    CALCULATION OF REGISTRATION FEE




    Title of          Amount to        Proposed         Proposed    Amount of
   securities       be registered       maximum          maximum   registration
to be registered                     offering price     offering       fee
                                       per share          price
                                         (1)               (1)

Common Stock,         7,500,000        $26.70        $200,250,000  $59,073.75
par value $.50          shares
 per share


          (1) The offering price is estimated solely for the purpose of determining the amount of the registration fee. Such estimate has been calculated in accordance with Rule 457(h) and is based upon the average of the high and low prices per share of the Registrant's Common Stock as reported on The New York Stock Exchange on September 21, 1998.



                                PART II

                INFORMATION REQUIRED IN THE REGISTRATION
                               STATEMENT

        Item 3.  Incorporation of Documents by Reference

                The following documents previously filed by Dollar General Corporation (the "Registrant") with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") are incorporated herein by reference:

                (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended January 30, 1998 filed April 20, 1998;
                (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 1998 filed June 16, 1998;
                (c) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 1998 filed September 14, 1998; and
                (d) The description of the Registrant's Common Stock contained in the Registrant's Current Report on Form 8-K filed June 8, 1998 as amended by a filing dated June 11, 1998.

                All documents and reports subsequently filed by the Registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all shares covered hereby have been sold or which deregisters all such shares then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statements contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or replaced for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein) modifies or replaces such statement. Any statement so modified or replaced shall not be deemed, except as so modified or replaced, to constitute a part hereof.

        ITEM 4.  DESCRIPTION OF SECURITIES

        Not applicable


        ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

        Not applicable

        ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

                The Tennessee Business Corporation Act ("TBCA") provides that a corporation may indemnify any of its directors and officers against liability incurred in connection with a proceeding if (a) such person acted in good faith; (b) in the case of conduct in an official capacity with the corporation, he reasonably believed such conduct was in the corporation's best interests; (c) in all other cases, he reasonably believed that his conduct was at least not opposed to the best interests of the corporation; and (d) in connection with any criminal proceeding, such person had no reasonable cause to believe his conduct was unlawful. In actions brought by or in the right of the corporation, however, the TBCA provides that no indemnification may be made if the director or officer was adjudged to be liable to the corporation. The TBCA also provides that in connection with any proceeding charging improper personal benefit to an officer or director, no indemnification may be made if such officer or director is adjudged liable on the basis that such personal benefit was improperly received. In cases where the director or officer is wholly successful, on the merits or otherwise, in the defense of any proceeding instigated because of his or her status as a director or officer of a corporation, the TBCA mandates that the corporation indemnify the director or officer against reasonable expenses incurred in the proceeding. The TBCA provides that a court of competent jurisdiction, unless the corporation's charter provides otherwise, upon application, may order that an officer or director be indemnified for reasonable expenses if, in consideration of all relevant circumstances, the court determines that such individual is fairly and reasonably entitled to indemnification, notwithstanding the fact that (a) such officer or director was adjudged liable to the corporation in a proceeding by or in the right of the corporation; (b) such officer or director was adjudged liable on the basis that personal benefit was improperly received by him; or (c) such officer or director breached his duty of care to the corporation.

                The Registrant's Charter and Bylaws provide that the Registrant shall indemnify its directors and officers to the fullest extent permitted by applicable law. The Registrant's Bylaws provide further that the Registrant shall advance expenses to each director and officer of the Registrant to the full extent allowed by the laws of the state of Tennessee, both as now in effect and as hereafter adopted. Under the Registrant's Charter and Bylaws, such indemnification and advancement of expenses provisions are not exclusive of any other right that a director or officer may have or acquire both as to action in his or her official capacity and as to action in another capacity.

                The Registrant believes that its Charter and Bylaw provisions are necessary to attract and retain qualified persons as directors and officers.

                The Registrant has in effect a directors' and officers' liability insurance policy which provides coverage for its directors and officers. Under this policy, the insurer agrees to pay, subject to certain exclusions, for any claim made against a director or officer of the Registrant for a wrongful act by such director or officer, but only if and to the extent such director or officer becomes legally obligated to pay such claim.

        ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

        Not applicable

        ITEM 8.  EXHIBITS

        See Exhibit Index (Page II-6)

        ITEM 9. UNDERTAKINGS

        A.      The undersigned Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

        (i)     To include any prospectus required by Section
                10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

        (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment hereof) which individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

        (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;
                provided, however, that paragraphs (A)(1)(i) and
                (A)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act, that are incorporated by reference in the Registration Statement.

        (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        B. The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.



                               SIGNATURES

                Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville, State of Tennessee, on the 14th day of September, 1998.

						DOLLAR GENERAL CORPORATION

                                                By: /s/ Cal Turner, Jr.
                                                        Cal Turner, Jr.,
                                                        President, Chief
                                                        Executive
                                                        Officer and Chairman

                KNOW ALL MEN BY THESE PRESENTS, each person whose signature appears below hereby constitutes and appoints Cal Turner, Jr. and Phil Richards his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and as of the dates indicated.

        Signature               Title                      Date


        Cal Turner, Jr.         President, Chief           September 14,1998
                                Executive Officer and
                                Chairman

        Phil Richards           Chief Financial Officer    September 14,1998
                                and Treasurer (Principal
                                Financial and Accounting
                                Officer)

        Dennis C. Bottorff      Director                   September 14,1998


        James L. Clayton        Director                   September 14,1998


        Reginald D. Dickson     Director                   September 14,1998



        John B. Holland         Director                   September 14,1998


        Barbara M. Knuckles     Director                   September 14,1998


        Cal Turner              Director                   September 14,1998


        David M. Wilds          Director                   September 14,1998


        William S. Wire, II     Director                   September 14,1998






        Exhibit Index

        Exhibit
        No.        Exhibit Description





        4       Dollar General Corporation 1998 Stock Incentive Plan
        5       Opinion of Bass, Berry & Sims PLC
        23.1    Consent of Deloitte & Touche, LLP
        23.2    Consent of Price Waterhouse Coopers
        23.3    Consent of Bass, Berry & Sims PLC (included in
                Exhibit 5)
        24      Power of Attorney (included at pages II-4 and II-5)








        =========
        EXHIBIT 4
        =========


        DOLLAR GENERAL CORPORATION

        1998 STOCK INCENTIVE PLAN

        SECTION 1.      Purpose; Definitions

                The purpose of the Dollar General Corporation 1998 Stock Incentive Plan (the "Plan") is to enable Dollar General Corporation (the "Corporation") to attract, retain and reward key employees of and consultants to the Corporation and its Subsidiaries and Affiliates, and directors who are not also employees of the Corporation, and to strengthen the mutuality of interests between such key employees, consultants, and directors by awarding such key employees, consultants, and directors performance-based stock incentives and/or other equity interests or equity- based incentives in the Corporation, as well as performance-based incentives payable in cash. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted, and applied by regulations, rulings, and cases. The Plan is also designed so that awards granted hereunder intended to comply with the requirements for "performance-based" compensation under Section 162(m) of the Code may comply with such requirements. The creation and implementation of the Plan will not diminish or prejudice other compensation plans or programs approved from time to time by the Board.

        For purposes of the Plan, the following terms shall be defined as set forth below:

	2.	"Affiliate" means any entity other than the Corporation
                and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Corporation directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

	3.	"Board" means the Board of Directors of the
                Corporation.

	4.	"Cause" has the meaning provided in Section 5(j) of
                the Plan.

	5.	"Change in Control" has the meaning provided in Section
                9(b) of the Plan.

	6.	"Change in Control Price" has the meaning provided in
                Section 9(d) of the Plan.

	7.	"Common Stock" means the Corporation's Common Stock,
                $.50 par value per share.

	8.	"Code" means the Internal Revenue Code of 1986, as
                amended from time to time, and any successor thereto.

	9.	"Committee" means the Committee referred to in Section
                2 of the Plan.

        10. "Corporation" means Dollar General Corporation, a corporation organized under the laws of the State of Tennessee, or any successor corporation.

	11.	"Disability" means disability as determined under the
                Corporation's Group Long Term Disability Insurance Plan.

        12. "Early Retirement" means retirement, for purposes of this Plan with the express consent of the Corporation at or before the time of such retirement, from active employment with the Corporation and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Corporation then in effect or as may be approved by the Committee.

	13.	"Effective Date" has the meaning provided in Section 13
                of the Plan.

        14. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

        15. "Fair Market Value" means with respect to the Common Stock, as of any given date or dates, unless otherwise determined by the Committee in good faith, the reported closing price of a share of Common Stock on the NYSE or such other market or exchange as is the principal trading market for the Common Stock, or, if no such sale of a share of Common Stock is reported on Nasdaq or other exchange or principal trading market on such date, the fair market value of a share of Common Stock as determined by the Committee in good faith.

        16. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

        17. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother- in-law, or sister-in-law, and shall include adoptive relationships.

        18. "Non-Employee Director" means a member of the Board who is a Non- Employee Director within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act and an outside director within the meaning of Treasury Regulation Sec. 162-27(e)(3) promulgated under the Code.

        19. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        20. "Normal Retirement" means retirement from active employment with the Corporation and any Subsidiary or Affiliate on or after age 65.

	21.	"NYSE" means the New York Stock Exchange.

        22. "Outside Director" means a member of the Board who is not an officer or employee of the Corporation or any Subsidiary or Affiliate of the Corporation.

	23.	"Outside Director Option" means an award to an Outside
                Director under Section 8 below.

        24. "Performance Goals" means performance goals based on one or more of the following criteria: (i) pre-tax income or after- tax income; (ii) operating cash flow; (iii) operating profit; (iv) return on equity, assets, capital, or investment; (v) earnings or book value per share; (vi) sales or revenues; (vii) operating expenses;
                (viii) Common Stock price appreciation; and (ix) implementation, management, or completion of critical projects or processes. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Corporation or any Subsidiary, or a division or strategic business unit of the Corporation, or may be applied to the performance of the Corporation relative to a market index, a group of other companies, or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be (or, specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be determined, to the extent applicable, in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided, that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss, or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principles.


	25.	"Plan" means this Dollar General Corporation 1998 Stock
                Incentive Plan, as amended from time to time.

        26. "Restricted Stock" means an award of shares of Common Stock that is subject to restrictions under Section 7 of the Plan.

        27.     "Restriction Period" has the meaning provided in
                Section 7 of the Plan.

        28.     "Retirement" means Normal or Early Retirement.

        29.     "Section 162(m) Maximum" has the meaning provided in
                Section 3(a) hereof.

        30. "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to surrender to the Corporation all (or a portion) of a Stock Option in exchange for an amount equal to the difference between
                (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Common Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6(b)(ii), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

        31. "Stock Option" or "Option" means any option to purchase shares of Common Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

        32. "Subsidiary" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        SECTION 33.     Administration.

                Except as provided below, the Plan shall be administered by a Committee of not less than two Non- Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan may be exercised by an existing Committee of the Board composed exclusively of Non-Employee Directors. The initial Committee shall be the Corporate Governance and Compensation Committee of the Board. In the event there are not at least two Non-Employee Directors on the Board, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board.

               The Committee shall have the power to delegate authority to the Corporation's Chief Executive Officer, or to a committee composed of executive officers of the Corporation, to grant, on behalf of the Committee, Non- Qualified Stock Options exercisable at Fair Market Value on the date of grant, subject to such guidelines as the Committee may determine from time to time; provided, however that (i) options may only be granted pursuant to such delegated authority for the purposes specified by the Committee, which may include attracting new employees, awarding outstanding performance, or retaining employees, (ii) the Committee shall specify the maximum number of shares that may be granted for purposes of attracting any single new employee at any specified level and the maximum number that may be granted to any other employee for any other purpose, (iii) options to purchase no more than 100,000 shares may be granted in any fiscal year pursuant to such delegated authority, and (iv) a report of each grant of an option pursuant to such delegated authority shall be presented to the Committee at the first meeting of the Committee following such grant. Options granted pursuant to such delegated authority in accordance herewith shall be deemed, to the extent permitted under applicable law, to have been granted by the Committee for all purposes under the Plan.

               The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers, other key employees and consultants eligible under Section 4: (i) Stock Options, (ii) Stock Appreciation Rights, and/or (iii) Restricted Stock.
        In particular, the Committee, or the Board, as the case may be, shall have the authority, consistent with the terms of the Plan:

	34.	to select the officers, key employees of and
                consultants to the Corporation and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, and/or Restricted Stock may from time to time be granted hereunder;

	35.	to determine whether and to what extent Incentive
                Stock Options, Non- Qualified Stock Options, Stock Appreciation Rights, and/or Restricted Stock, or any combination thereof, are to be granted hereunder to one or more eligible persons;

	36.	to determine the number of shares to be covered
                by each such award granted hereunder;

	37.	to determine the terms and conditions, not
                inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by Section 10 hereof;

	38.	to determine whether and under what circumstances
                a Stock Option may be settled in cash or Restricted Stock under Section 5(l) or (m), as applicable, instead of Common Stock;

	39.	to determine whether, to what extent, and under
                what circumstances Option grants and/or other awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan;

	40.	to determine whether, to what extent, and under
                what circumstances shares of Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

	41.	to determine the terms, conditions, and
                restrictions of any Performance Goals and the number of Options, Stock Appreciation Rights, or shares of Restricted Stock subject thereto;

	42.	to determine whether to require payment of tax
                withholding requirements in shares of Common Stock subject to the award; and

	43.	to impose any holding period required to satisfy
     Section 16 under the Exchange  Act.

                The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan; and, except as expressly set forth herein or otherwise required by law, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Corporation and Plan participants.

        SECTION 44.     Shares of Common Stock Subject to Plan.


        45. As of the Effective Date, the aggregate number of shares of Common Stock that may be issued under the Plan shall be 7,500,000 shares (as adjusted for the September 21, 1998 five-for-four common stock split). The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. No officer of the Corporation or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan relating to in excess of 500,000 shares of Common Stock in any fiscal year (the "Section 162(m) Maximum").

	46.	If any shares of Common Stock that have been
                optioned cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Restricted Stock granted hereunder are forfeited prior to the payment of any dividends, if applicable, with respect to such shares of Common Stock, or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

	47.	In the event of any merger, reorganization,
                consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split or other change in corporate structure affecting the Common Stock, an appropriate substitution or adjustment shall be made in the maximum number of shares that may be awarded under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the Performance Goals, in the number of shares underlying Outside Director Options to be granted under Section 8 hereof, in the Section 162(m) Maximum, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. An adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

        SECTION 48.     Eligibility.

                Officers, other key employees and Outside Directors of and consultants to the Corporation and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Corporation and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan. Outside Directors are eligible to receive awards pursuant to Section 8 and not pursuant to any other provisions of the Plan.

        SECTION 49.     Stock Options.

                Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

                Stock Options granted under the Plan may be of two types:
        (i) Incentive Stock Options and (ii) Non- Qualified Stock Options. Incentive Stock Options may be granted only to individuals who are employees of the Corporation or any Subsidiary of the Corporation. No Incentive Stock Option shall be granted on or following the tenth anniversary of the earlier of (i) the effectiveness of the Plan or (ii) the date of shareholder approval of the Plan.

                The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

                Options granted to officers, key employees, Outside Directors and consultants under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

	50.	Option Price.  The option price per share of
                Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any of its Subsidiaries, not less than 110%) of the Fair Market Value of the Common Stock at grant, in the case of Incentive Stock Options, and not less than 50% of the Fair Market Value of the Common Stock at grant, in the case of Non-Qualified Stock Options.

	51.	Option Term.  The term of each Stock Option shall
                be fixed by the Committee, but no Stock Option (Incentive or Non-Qualified) shall be exercisable more than ten years (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its Subsidiaries or parent corporations, no Incentive Stock Option shall be exercisable more than five years) after the date the Option is granted.

	52.	Exercisability.  Stock Options shall be
                exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

	53.	Method of Exercise.  Subject to whatever
                installment exercise restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Stock Option) after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the optionee for a minimum of six months or, in the case of a Non-Qualified Stock Option, shares of Restricted Stock or shares subject to such Option or another award hereunder (in each case valued at the Fair Market Value of the Common Stock on the date the Option is exercised). If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Common Stock received upon the exercise shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant. No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 12(a).

	54.	Transferability of Options.  No Non-Qualified
                Stock Option shall be transferable by the optionee without the prior written consent of the Committee other than (i) transfers by the Optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution. No Incentive Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

	55.	Bonus for Taxes.  In the case of a Non-Qualified
                Stock Option or an optionee who elects to make a disqualifying disposition (as defined in Section 422(a)(1) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, the Committee in its discretion may award at the time of grant or thereafter the right to receive upon exercise of such Stock Option a cash bonus calculated to pay part or all of the federal and state, if any, income tax incurred by the optionee upon such exercise.

	56.	Termination by Death.  Subject to Section 5(k),
                if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death or un til the expiration of the stated term of such Stock Option, whichever period is the shorter.

	57.	Termination by Reason of Disability.  Subject to
                Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) one year from the date of termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter, in the case of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non- Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

	58.	Termination by Reason of Retirement.  Subject to
                Section 5(k), if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and
                (ii) three months from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the event of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non-Qualified Stock Option.

	59.	Other Termination.  Subject to Section 5(k),
                unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or (except in the case of an Incentive Stock Option) after grant, if an optionee's employment by the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option's term if the involuntary termination is without Cause. For purposes of this Plan, "Cause" means (i) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or (ii) a participant's willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Corporation or any Subsidiary or Affiliate, in each case as determined by the Committee, in its sole direction. Unless otherwise determined by the Committee, if an optionee voluntarily terminates employment with the Corporation and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate (except for Disability, Normal or Early Retirement), the Stock Option shall thereupon terminate; provided, however, that the Committee at grant or (except in the case of an Incentive Stock Option) thereafter may extend the exercise period in this situation for the lesser of three months or the balance of such Stock Option's term.

	60.	Incentive Stock Options.  Anything in the Plan to
                the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
                Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422. No Incentive Stock Option shall be granted to any participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by such participant during any calendar year (under all such plans of the Company and any Subsidiary) to exceed $100,000. To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

	1.	if (x) a participant's employment is
                terminated by reason of death, Disability, or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or
                (i), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such Option that is immediately exercisable as an "Incentive Stock Option" during such post- termination period under Section 422, such excess shall be treated as a Non- Qualified Stock Option; and

	2.	if the exercise of an Incentive Stock
                Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

	1.	Buyout Provisions.  The Committee may at any time
                offer to buy out for a payment in cash, Common Stock, or Restricted Stock an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

	2.	Settlement Provisions.  If the option agreement
                so provides at grant or (except in the case of an Incentive Stock Option) is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Restricted Stock determined without regard to the forfeiture restrictions involved.

	3.	Performance and Other Conditions.  The Committee
                may condition the exercise of any Option upon the attainment of specified Performance Goals or other factors as the Committee may determine, in its sole discretion. Unless specifically provided in the option agreement, any such conditional Option shall vest six months prior to its expiration if the conditions to exercise have not theretofore been satisfied.

        SECTION 4.      Stock Appreciation Rights.

	5.	Grant and Exercise.  Stock Appreciation Rights
                may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option. A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option. A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

	6.	Terms and Conditions.  Stock Appreciation Rights
                shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

	3.	Stock Appreciation Rights shall be
                exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan.

	4.	Upon the exercise of a Stock Appreciation
                Right, an optionee shall be entitled to receive an amount in cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be calculated on the basis of the Fair Market Value of the Common Stock on the date of exercise.

	5.	Stock Appreciation Rights shall be
                transferable only when and to the extent that the underlying Stock Option would be transferable under
                Section 5(e) of the Plan.

	6.	Upon the exercise of a Stock Appreciation
                Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Common Stock to be issued under the Plan.

	7.	The Committee, in its sole discretion, may
                also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

	8.	The Committee may condition the exercise of
                any Stock Appreciation Right upon the attainment of specified Performance Goals or other factors as the Committee may determine, in its sole discretion.

        SECTION 1.      Restricted Stock.

	2.	Administration.  Shares of Restricted Stock may
                be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded to any person, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and the other terms, restrictions and conditions of the awards in addition to those set forth in Section 7(c). The Committee may condition the grant of Restricted Stock upon the attainment of specified Performance Goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

	3.	Awards and Certificates.  The prospective
                recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award.

	9.	The purchase price for shares of Restricted
                Stock shall be established by the Committee and may be zero.

	10.	Awards of Restricted Stock must be accepted
                within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under
                Section 7(b)(i).

	11.	Each participant receiving a Restricted
                Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant (or a transferee permitted by Section 12(h) hereof), and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

	12.	The Committee shall require that the stock
                certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such award.

	13.	The maximum number of shares eligible for
                issuance pursuant to this Section 7 shall be 100,000.

	1.	Restrictions and Conditions.  The shares of
                Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

	14.	In accordance with the provisions of this
                Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, the attainment of Performance Goals, or such other factors or criteria as the Committee may determine in its sole discretion.

	15.	Except as provided in this paragraph (ii)
                and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 12(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Pursuant to
                Section 3 above, stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued. If the Committee so determines, the award agreement may also impose restrictions on the right to vote and the right to receive dividends.

	16.	Subject to the applicable provisions of the
                award agreement and this Section 7, upon termination of a participant's employment with the Corporation and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

	17.	If and when the Restriction Period expires
                without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant (or a transferee permitted by Section 12(h) hereof) promptly.

	1.	Minimum Value Provisions.  In order to better
                ensure that award payments actually reflect the performance of the Corporation and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Common Stock to the recipient of a restricted stock award, subject to such performance, future service, deferral, and other terms and conditions as may be specified by the Committee.

        SECTION 2.      Awards to Outside Directors.

	3.	The provisions of this Section 8 shall apply only
                to awards to Outside Directors in accordance with this
                Section 8. The Committee shall have no authority to determine the timing of or the terms or conditions of any award under this Section 8. No awards shall be made hereunder until awards are no longer made pursuant to the 1995 Outside Directors Stock Option Plan.

	4.	A Non-Qualified Stock Option will be awarded
                hereunder pursuant to the following formula: Each Outside Director shall receive an annual Non-Qualified Stock Option for the purchase of shares of Common Stock determined by dividing (i) the annual retainer for an Outside Director (determined with reference to the rate of annual retainer in effect on the date the Non-Qualified Stock Option is granted) by (ii) the Fair Market Value of a share of Common Stock on the date of the grant, multiplying the result (the quotient) by three, rounding the resulting number of shares up to the nearest whole share. In the event an Outside Director serves as Chairman of the Board, the multiplier in the preceding sentence shall be four in lieu of three. The exercise price of each Non- Qualified Stock Option granted hereunder shall be the Fair Market Value on the date of grant.

	5.	Each Outside Director Option shall vest and
                become exercisable on the first anniversary of the date of grant if the grantee is still a member of the Board on such date, but shall not be exercisable before such date except as provided in Section 9.

	6.	No Outside Director Option shall be exercisable
                prior to vesting. Each Outside Director Option shall expire, if unexercised, on the tenth anniversary of the date of grant. The exercise price may be paid in cash or in shares of Common Stock, including shares of Common Stock subject to the Outside Director Option.

	7.	Outside Director Options shall not be
                transferable without the prior written consent of the Board other than (i) transfers by the optionee to a member of his or her Immediate Family or a trust for the benefit of optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution.

	8.	Recipients of Outside Director Options shall
                enter into a stock option agreement with the Corporation setting forth the exercise price and other terms as provided herein.

	9.	Upon termination of an Outside Director's service
                as a director of the Corporation, (i) all Outside Director Options shall be governed by the provisions of Sections 5(g), 5(i), and 5(j) hereof as if Outside Directors were employees of the Corporation, except that there shall be no discretion to accelerate the vesting of any Outside Director Options in connection with the termination of service of any individual Outside Director.

	10.	Outside Director Options shall be subject to
                Section 9. The number of shares and the exercise price per share of each Outside Director Option theretofore awarded shall be adjusted automatically in the same manner as the number of shares and the exercise price for Stock Options under Section 3(c) hereof at any time that Stock Options are adjusted as provided in Section 3(c). The number of shares underlying Outside Director Options to be awarded in the future shall be adjusted automatically in the same manner as the number of shares underlying outstanding Stock Options are adjusted under Section 3(c) hereof at any time that Stock Options are adjusted under Section 3(c) hereof.

	11.	Any applicable withholding taxes shall be paid in
                shares of Common Stock subject to he Outside Director Option valued as the Fair Market Value of such shares unless the Corporation agrees to accept payment in cash in the amount of such withholding taxes.

	12.	The Board, in its sole discretion, may determine
                to reduce the size of any Outside Director Option prior to grant or to postpone the vesting and exercisability of any Outside Director Option prior to grant.

        SECTION 13.     Change in Control Provisions.

	14.	Impact of Event.  In the event of:

        1.      a "Change in Control" as defined in Section
                9(b); or

	2.	a "Potential Change in Control" as defined
                in Section 9(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination);

	18.	subject to the limitations set forth below
                in this Section 9(a), the following acceleration provisions shall apply:

	1.	Any Stock Appreciation Right, Stock
                Option or Outside Director Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

	2.	The restrictions applicable to any
                Restricted Stock in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

	19.	subject to the limitations set forth below
                in this Section 9(a), the value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock and Outside Director Options in each case to the extent vested, shall, unless otherwise determined Board or by the Committee in its sole discretion prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 9(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Board or Committee may determine prior to the Change in Control.

	20.	The Board or the Committee may  impose
                additional conditions on the acceleration or valuation of any award in the award agreement.

	1.	Definition of Change in Control.  For purposes of
                Section 9(a), a "Change in Control" means the happening of any of the following:

	21.	any person or entity, including a "group"
                as defined in Section 13(d)(3) of the Exchange Act, other than the Corporation or a wholly- owned subsidiary thereof or any employee benefit plan of the Corporation or any of its Subsidiaries, becomes the beneficial owner of the Corporation's securities having 35% or more of the combined voting power of the then outstanding securities of the Corporation that may be cast for the election of directors of the Corporation (other than as a result of an issuance of securities initiated by the Corporation in the ordinary course of business); or

	22.	as the result of, or in connection with,
                any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Corporation or any successor corporation or entity entitled to vote generally in the election of the directors of the Corporation or such other corporation or entity after such transaction are held in the aggregate by the holders of the Corporation's securities entitled to vote generally in the election of directors of the Corporation immediately prior to such transaction; or

	23.	during any period of two consecutive years,
                individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each director of the Corporation first elected during such period was approved by a vote of at least two-thirds of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period.

	1.	Definition of Potential Change in Control.  For
                purposes of Section 9(a), a "Potential Change in Control" means the happening of any one of the following:

	24.	The approval by shareholders of an
                agreement by the Corporation, the consummation of which would result in a Change in Control of the Corporation as defined in Section 9(b); or

	25.	The acquisition of beneficial ownership,
                directly or indirectly, by any entity, person or group (other than the Corporation or a Subsidiary or any Corporation employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Corporation representing 5% or more of the combined voting power of the Corporation's outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control of the Corporation has occurred for purposes of this Plan.

	1.	Change in Control Price.  For purposes of this
                Section 9, "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange or such other exchange or market as is the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Corporation at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cash out occurs under Section 9(a)(ii).

        SECTION 2.      Amendments and Termination.

                The Board may at any time amend, alter or discontinue the Plan without shareholder approval to the fullest extent permitted by the Exchange Act and the Code; provided, however, that no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted Stock or Outside Director Option theretofore granted, without the participant's consent.

                The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices. Solely for purposes of computing the Section 162(m) Maximum, if any Stock Options or other awards previously granted to a participant are canceled and new Stock Options or other awards having a lower exercise price or other more favorable terms for the participant are substituted in their place, both the initial Stock Options or other awards and the replacement Stock Options or other awards will be deemed to be outstanding (although the canceled Stock Options or other awards will not be exercisable or deemed outstanding for any other purposes).

        SECTION 3.      Unfunded Status of Plan.

                The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Corporation, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

        SECTION 4.      General Provisions.

	5.	The Committee may require each person purchasing
                shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Corporation in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

	6.	Nothing contained in this Plan shall prevent the
                Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

	7.	The adoption of the Plan shall not confer upon
                any employee of the Corporation or any Subsidiary or Affiliate any right to continued employment with the Corporation or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Corporation or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

	8.	No later than the date as of which an amount
                first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may require withholding obligations to be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

	9.	The actual or deemed reinvestment of dividends or
                dividend equivalents in additional Restricted Stock (or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

	10.	The Plan and all awards made and actions taken
                thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.

	11.	The members of the Committee and the Board shall
                not be liable to any employee or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

	12.	In addition to any other restrictions on transfer
                that may be applicable under the terms of this Plan or the applicable award agreement, no Stock Option, Stock Appreciation Right, Restricted Stock Award or other right issued under this Plan is transferable by the participant without the prior written consent of the Committee, or, in the case of an Outside Director, the Board, other than (i) transfers by an optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family or (ii) transfers by will or by the laws of descent and distribution. The designation of a beneficiary will not constitute a transfer.

	13.	The Committee may, at or after grant, condition
                the receipt of any payment in respect of any award or the transfer of any shares subject to an award on the satisfaction of a six-month holding period, if such holding period is required for compliance with Section 16 under the Exchange Act.

        SECTION 14.     Effective Date of Plan.

                The Plan shall be effective as of the date of approval of the Plan by a majority of the votes cast by the holders of the Corporation's Common Stock (the "Effective Date").


        634208.2


       =========
       EXHIBIT 5
       =========

                         BASS, BERRY & SIMS PLC
                 A PROFESSIONAL LIMITED LIABILITY COMPANY
                            ATTORNEYS AT LAW

       2700 FIRST AMERICAN CENTER           1700 RIVERVIEW TOWER
       NASHVILLE, TENNESSEE 37238-2700      POST OFFICE BOX 1509
       TELEPHONE (615) 742-6200             KNOXVILLE, TENNESSEE 37901-1509
       TELECOPIER (615) 742-6293            TELEPHONE (423) 521-6200
                                            TELECOPIER (423) 521-6234



       September 14, 1998



       Dollar General Corporation
       104 Woodmont Blvd.
       Suite 500
       Nashville, TN  37205

       Re:     Registration Statement on Form S-8

       Ladies and Gentlemen:

               We have acted as your counsel in the preparation of a registration statement on Form S-8 (the "Registration Statement") relating to the Dollar General Corporation 1998 Stock Incentive Plan (the "Plan"), filed by you with the Securities and Exchange Commission covering 7,500,000 shares (as adjusted for the September 21, 1998 five-for-four common stock split) of the Company's common stock, par value $0.50 per share (the "Shares"), issuable pursuant to the Plan. In so acting, we have examined and relied upon such records, documents and other instruments as in our judgment are necessary or appropriate in order to express the opinion hereinafter set forth and have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to the original documents of all documents submitted to us as certified or photostatic copies.

               Based upon the foregoing, we are of the opinion that the Shares, when issued pursuant to and in accordance with the Plan, will be duly and validly issued, fully paid and nonassessable.

               We hereby consent to the use of this opinion as an exhibit to the Registration Statement.


						Very truly yours,


						/s/  Bass, Berry & Sims PLC
       ===========
       EXHIBIT 2.1
       ===========

                     INDEPENDENT AUDITORS' CONSENT

               We consent to the incorporation by reference in this
       Registration Statement of Dollar        General Corporation on Form S-8
       of our report dated February 24, 1998, appearing in the         Annual
       Report on Form 10-K of Dollar General Corporation for the year
       ended January   30, 1998.



       DELOITTE & TOUCHE LLP

       Nashville, Tennessee
       September 15, 1998


       ============
       EXHIBIT 2.2
       ============


       Consent of Independent Accountants



               We consent to the incorporation by reference in the
       Registration Statements of Dollar       General Corporation on Form S-8
       (Nos. 33-23796, 33-31827, 33-51589 and 33-51591) of     our report
       dated March 5, 1997 on our audits of the consolidated financial
       statements of   Dollar General and Subsidiaries as of January 31,
       1997 and for the years ended January    31, 1997 and 1996, which
       report is included in the Annual Report on Form 10-K filed      April
       20, 1998.





       September 18, 1998
       Price Waterhouse Coopers